                                                                    EXHIBIT 10.2

                                FIFTH AMENDMENT
                                ---------------
                                      TO
                                      --
                               CREDIT AGREEMENT
                               ----------------

     This Fifth Amendment to Credit Agreement (this "Amendment") is entered into
                                                     ---------
effective as of the 31st day of July, 1997, by and between Bank of America Texas, N.A. (the "Bank") and Stevens International, Inc., formerly known as
                  ----
Stevens Graphics Corporation, a Delaware corporation (the "Borrower"), and PMC
                                                           --------
Liquidation, Inc. and Printing and Packaging Equipment Finance Corporation (individually a "Guarantor" and together, the "Guarantors").
                 ---------                     ----------

     Borrower is the surviving corporation of the several mergers between Borrower, on the one hand, and each of Zerand-Bernal Group, Inc., a Delaware corporation, Hamilton-Stevens Group, Inc., a Delaware corporation, and Stevens Securities Systems International, Inc., a Delaware corporation. Each of the mergers is evidenced by the respective Certificate of Ownership and Merger, dated December 21, 1995, signed by the Borrower, and filed with the Office of the Secretary of State of the State of Delaware on December 22, 1995.

                                 REFERENCE:
                                 ----------

     Reference is made to the Credit Agreement (as amended, the "Credit
                                                                 ------
Agreement") dated as of May 16, 1995 by and between Bank and Borrower, as
---------
amended by that certain First Amendment to Credit Agreement entered into effective as of August 15, 1995, by and between Bank and Borrower, as further amended by that certain Second Amendment to Credit Agreement entered into effective as of December 29, 1995, by and between Bank and Borrower, as further amended by that certain Third Amendment to Credit Agreement entered into effective as of May 13, 1996, as further amended by that certain Agreement and Fourth Amendment dated as December 31, 1996, as further amended by that certain First Amendment to Agreement and Fourth Amendment to Credit Agreement dated as of February 28,1997, as further amended by that certain Second Amendment to Agreement and Fourth Amendment to Credit Agreement dated as of March 17, 1997, as further amended by that certain Third Amendment to Agreement and Fourth Amendment to Credit Agreement dated as of May 1, 1997, and as further amended by that certain Fourth Amendment to Agreement and Fourth Amendment to Credit Agreement dated as of July 1, 1997.

                                 RECITALS:
                                 ---------

     Bank and Borrower desire to amend certain existing terms of the Credit Agreement and to add additional terms and conditions to the Credit Agreement to restructure the existing revolving line of credit.

FIFTH AMENDMENT-PAGE 1

                                 AGREEMENTS:
                                 -----------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                 1.  AMENDMENTS
                                 --------------

     1.1  Additional Definitions.  Article 1 of the Credit Agreement is hereby
          -----------------------
amended as follows:

          The term "Borrowing Base Advance Cap" is amended to mean at any time
                    --------------------------
      an amount equal to the lesser of:

          (a)  $11,800,000.00; or

          (b)  the sum of:

               (i)  80% of the amount of Eligible Accounts; plus

               (ii) the lesser of (A) $4,500,000.00; or (B) 25% of the amount of
                    Eligible Inventory, plus

               (iii)     $7,637,000.00.

          The term "Note" is amended to mean that certain Revolving Credit Note
                    ----
     dated April 26, 1994 executed by Borrower payable to the order of Bank One, Milwaukee, National Association ("Bank One"), in the original
                                            --------
     principal amount of $20,000,000.00, which was assigned to Bank pursuant to that certain Master Assignment of Note and Security Documents executed by Bank One in favor of Bank, dated May 22, 1995, as amended by that certain Amended and Restated Master Note dated May 16, 1995, executed by Borrower and payable to the order of Bank, in the amount of $22,000,000.00, as amended by that certain Second Amended and Restated Master Note: Reference Rate Related dated August 15, 1995, executed by Borrower and payable to the order of Bank, in the amount of $27,000,000.00, and as further amended by the certain Note and Liens Modification Agreement of even date herewith by and between Borrower and Bank (the "Modification Agreement").
                                            ----------------------
          The term "Reference Rate" is amended to mean the rate of interest
                    --------------
     publicly announced from time to time by Bank of America National Trust and Savings Association ("BofA NT&SA"), in San Francisco, California, as its
                           ----------
     Reference Rate. The Reference Rate is set by BofA NT&SA based on various factors, including its costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans. Bank may price loans to its customers at, above, or below the Reference Rate. Any change in the Reference shall take effect at the opening of business on the date specified

FIFTH AMENDMENT-PAGE 2
     in the public announcement of a change in the BofA NT&SA. Interest will be calculated on the basis of a 360-day year and actual days elapsed, which results in more interest than if a 365-day year were used.

          The term "Revolving Line of Credit Rate" is amended to mean a floating
                    -----------------------------
     rate per annum equal to the Reference Rate plus 2.50%.

     1.2.   Section 2.1., of the Credit Agreement is hereby restated in its
            ------------
entirety to read as follows:

          (a) During the availability period described below, the Bank will provide the Revolving Line of Credit to the Borrower. The Borrower agrees that it will use the proceeds of each advance under the Revolving Line of Credit only for working capital purposes and for capital expenditures permitted by Section 9.4 of the Credit Agreement, and will not use the proceeds of any advance to retire or repay any indebtedness for borrowed money. The amount of the Revolving Line of Credit is an initial amount of up to the lesser of (i) $14,730,000.00 or (ii) the Borrowing Base plus $2,930,000 (the "Commitment"). The amount of the Revolving Line of Credit
                      ----------
     available for advances outstanding at any time including amounts paid under any Letter of Credit is an amount of up to the lesser of (i) $11,800,000.00, or (ii) the Borrowing Base Advance Cap. The amount of the Revolving Line of Credit available for issuances of letters of credit outstanding at any time is in an initial amount of $2,930,000.00. The Commitment and the amount available for issuances of letters of credit shall decrease by $70,000.00 on the last day of each calendar month.

          (b) The Borrower agrees not to permit the outstanding principal balance of the Revolving Line of Credit to exceed the lesser of (i) $11,800,000.00 or (ii) the Borrowing Base Advance Cap. The Borrower agrees not to permit the outstanding principal balance of the Revolving Line of Credit plus the outstanding amounts of all letters of credit, including amounts drawn on letters of credit and not yet reimbursed, to exceed the then effective Commitment. If such amounts outstanding exceed the foregoing limitations, the Borrower will immediately pay the excess to the Bank upon the Bank's demand. The Bank may apply payments received from the Borrower under this Section to the obligations of the Borrower to the Bank in the order and the manner as the Bank, in its discretion, may determine.

     1.3  In Section 2.2. of the Credit Agreement, the term "Expiration Date,"
             ------------                                    ---------------
is amended to mean December 31, 1997.

     1.4  Section 2.5 of the Credit Agreement is amended by restating subsection
          -----------
(a) thereof in its entirety as follows:

          (a) Borrower will pay interest on August 8, 1997, and then on the last day of each calendar month thereafter until payment in full of any principal outstanding under this line of credit.

FIFTH AMENDMENT-PAGE 3

     1.5  Article 3 of the Credit Agreement, Fees and Expenses, is hereby
          ---------                          -----------------
amended by the addition of the following provisions:

          3.7 Loan Restructure Fees: Borrower agrees to pay Bank the following
              ---------------------
     fees:

              (i) a commitment fee in the amount of $74,000.00 on August 4, 1997; and

              (ii) an audit and field examination fee of $18,339.87 on August 4, 1997.

     1.6  Section 8.9 of the Credit Agreement, is amended by adding the
          -----------
following Subsection (e).

              (e) Borrower shall deliver to Bank, at the time such notice is given to the holders of the Subordinated Debt, a copy of each notice given to or required to be given to the holders of the Subordinated Debt.

     1.7  The first sentence of Section 9.1. of the Credit Agreement is hereby
                                ------------
deleted in its entirety and replaced with the following:

          To maintain, as of the end of each fiscal quarter, on a consolidated basis, a ratio of total liabilities not subordinated to tangible net worth not exceeding 2.50:1.00.

     1.8  Section 9.2. of the Credit Agreement is hereby deleted in its entirety
          ------------
and replaced with the following:

              9.2  Quick Ratio.  To maintain, as of the end of each fiscal
                   -----------
          quarter, on a consolidated basis, a ratio of current assets, minus inventory, to current liabilities (excluding payments of principal on the Revolving Line of Credit) of at least .025:1.00.

     1.9  Section 9.4 of the Credit Agreement is amended by substituting the
          -----------
dollar amount $2,200,000.00 for the dollar amount $5,000,000.00.

     1.10 Section 11.6. of the Credit Agreement is hereby deleted in its
          -------------
entirety and replaced with the following:

              11.6 Judgments; Garnishments.  Any judgments or arbitration
                   -----------------------
          awards are entered against the Borrower (or any guarantor), or the Borrower (or any guarantor) enters into any settlement agreements with respect to any litigation or arbitration, in an aggregate amount of Eight Hundred Thousand Dollars ($800,000) or more, and such judgment or settlement is not paid, stayed or released within thirty (30) days of becoming final; or any garnishment or similar attachment of funds is instituted or entered against the Borrower (or any guarantor) involving a claim or claims in an aggregate amount of Seventy-Five Thousand Dollars ($75,000) or more.

FIFTH AMENDMENT-PAGE 4
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     1.11 A Section 11.14 is added to the Credit Agreement to read as follows:
            -------------

                 11.14 Failure to Deliver Or Perform Under Intercreditor
                       -------------------------------------------------
          Agreement. The Bank shall not have received by August 15, 1997 an
          ---------
          Intercreditor Agreement in form and content acceptable to Bank in its discretion, fully executed and delivered by each of Paul Stevens and the Borrower whereby Borrower and Paul Stevens agree that no payments shall be made on any debt of the Borrower to Paul Stevens prior to January 1, 1998, or Borrower shall make any payment prohibited by the terms of such Intercreditor Agreement.

     1.12 Application of Proceeds from Sale of Assets other than from Inventory
          ---------------------------------------------------------------------
in the Ordinary Course of Business.  Notwithstanding anything to the contrary
-----------------------------------
contained in any of the Loan Documents, all proceeds of any sale of assets by the Borrower other than inventory in the ordinary course of business must be applied to reduction of the balance of the revolving line of credit, and the Commitment shall be permanently reduced by the amount of proceeds received by Bank. The Bank may allocate the reduction of the Commitment to, at the Bank's option, all or any part of either or both of the line of credit facility or the within-line facility for letters of credit. All sales of assets, except for inventory in the ordinary course of business shall require the prior approval of Bank, to be granted or withheld in its sole discretion.

                            2. CONDITIONS PRECEDENT
                            -----------------------

     The effectiveness of this Amendment is expressly conditioned upon satisfaction of the following, each in form and content acceptable to Bank:

     2.1  Amendment to Intercreditor Agreement.  The Intercreditor Agreement
          -------------------------------------
must be amended to the satisfaction of Bank, and such amendment must be delivered to the Bank.

     2.2  Amendments to Subordinated Debt.  The Subordinated Debt must be
          --------------------------------
restructured to the satisfaction of Bank in its discretion.

     2.3  Corporate Documents and Legal Opinions.  Appropriate corporate
          --------------------------------------
documentation, including borrowing resolutions and an opinion of counsel to Borrower and to Guarantors, must be delivered to the Bank.

     2.4  The Modification Agreement.  The executed Modification Agreement must
          --------------------------
be delivered to the Bank.

     2.5  Payment of Expenses.  Payment of all reasonable costs and expenses,
          -------------------
including, without limitation, legal fees and expenses, incurred by the Bank in connection with the Credit Agreement to date must be made by the Borrower to Bank.

FIFTH AMENDMENT-PAGE 5
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     2.6  The Master Amendment.  A fully executed Third Master Amendment to
          --------------------
Security Documents dated of even date herewith, executed by Borrower, Guarantors and Bank, must be delivered to the Bank.

     2.7  Notice of Final Agreement.  A fully executed Notice of Final Agreement
          --------------------------
in compliance with Section 26.02 of the Texas Business and Commerce Code must be delivered to the Bank.

     2.8  Other Documentation.  Such other documents as the Bank may request
          --------------------
must be delivered to the Bank.


                               3.  MISCELLANEOUS.
                               ------------------

     3.1  Representations.  Borrower represents and warrants that the execution,
          ---------------
delivery and performance by Borrower of this Amendment and the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action and that this Amendment and the Credit Agreement as amended hereby are legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally, or by general principles of equity limiting the availability of certain remedies.

     3.2  Ratifications.  The terms and provisions set forth in this Amendment
          -------------
shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Bank agree that the Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms and that the amounts outstanding under the Revolving Line of Credit or obligations under the Credit Agreement and are secured by the Collateral described in Article 4 of the Credit Agreement .

     3.3  Governing Law.  This Amendment shall be governed by and construed in
          -------------
accordance with the laws of the State of Texas.

     3.4  Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

     3.5  Definitions.  Capitalized terms used in this Amendment and not
          -----------
otherwise defined in this Amendment shall have the meanings given them in the Credit Agreement.

     3.6  WAIVER OF JURY TRIAL.  BORROWER, EACH OF THE UNDERSIGNED GUARANTORS
          --------------------
(THE "GUARANTORS") AND THE BANK EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS FOURTH AMENDMENT,

FIFTH AMENDMENT-PAGE 6

THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. BORROWER, EACH OF THE GUARANTORS AND BANK EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     3.7  RELEASES.  BORROWER AND EACH GUARANTOR FULLY, COMPLETELY AND FOREVER
          --------
RELEASES THE BANK AND ITS PRESENT AND FORMER AFFILIATES, SUBSIDIARIES, AGENTS, ATTORNEYS, APPRAISERS, CONSULTANTS, EMPLOYEES, OFFICERS, DIRECTORS, STOCKHOLDERS, SUCCESSORS AND ASSIGNS ("OTHER RELEASED PARTIES") FROM ANY
                                       ----------------------
DEMANDS, CLAIMS AND CAUSES OF ACTION EXISTING AS OF THE DATE HEREOF, WHETHER KNOWN OR UNKNOWN, WHETHER FOR KNOWN OR UNKNOWN DAMAGES OR ANY OTHER RELIEF, INCLUDING, BUT NOT LIMITED TO, DEMANDS, CLAIMS, CAUSES OF ACTION OR DAMAGES DIRECTLY OR INDIRECTLY RELATING TO OR BASED ON:

          (a) ANY AND ALL TRANSACTIONS RELATING TO THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS AS AMENDED FROM TIME TO TIME, INCLUDING, WITHOUT LIMITATION, ANY LOSS, EXPENSES AND/OR DETRIMENT OF ANY KIND OR CHARACTER GROWING OUT OF OR IN ANY WAY RESULTING FROM THE ACTS OR OMISSIONS OF LENDER OR THE OTHER RELEASED PARTIES;

          (b) ANY LOSS, COST OR DAMAGE IN CONNECTION WITH ANY BREACH OF FIDUCIARY DUTY, FRAUD, BREACH OF A DUTY OF GOOD FAITH AND FAIR DEALING, BREACH OF CONFIDENCE, BREACH OF FUNDING COMMITMENT, IMPAIRMENT OF COLLATERAL, VIOLATIONS OF THE BANK TYING ACT (12 U.S.C. (S) 1971, ET SEQ.), UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, CONFLICT OF INTERESTS, NEGLIGENCE, BAD FAITH, MALPRACTICE, INTENTIONAL OR NEGLIGENT INFLICTION OF MENTAL DISTRESS, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS, TORTIOUS INTERFERENCE WITH CORPORATE GOVERNANCE OR PROSPECTIVE BUSINESS ADVANTAGE, BREACH

FIFTH AMENDMENT-PAGE 7

OF CONTRACT, DECEPTIVE TRADE PRACTICES, LIBEL, SLANDER, OR CONSPIRACY; AND

          (C) ANY OTHER CLAIM BASED ON CONTRACT, TORT, COMMON LAW, OR ANY RIGHT CREATED BY A STATUTE OR REGULATION PROMULGATED BY ANY GOVERNMENT AGENCY.

     THE ABOVE LISTING OF DEMANDS, CLAIMS AND CAUSES OF ACTION RELEASED IS NOT EXCLUSIVE OR EXHAUSTIVE. IT IS THE EXPRESS INTENTION OF THE BORROWER AND GUARANTORS TO RELEASE AND FORGIVE THE BANK OF ALL DEMANDS, CLAIMS AND CAUSES OF ACTION FROM THE PAST AND HAVE A FRESH START FROM THIS DAY FORWARD. BORROWER AND EACH GUARANTOR, ON BEHALF OF THEMSELVES AND THEIR SUCCESSORS AND ASSIGNS, COVENANT AND AGREE NOT TO SUE, INSTITUTE, OR COOPERATE IN THE INSTITUTION, COMMENCEMENT, FILING, OR PROSECUTION OF ANY SUIT, ADMINISTRATIVE PROCEEDING, DEMAND, CLAIM OR CAUSE OF ACTION ARISING FROM ANY ASPECT OF THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENTS, AS AMENDED, WHETHER ASSERTED INDIVIDUALLY OR DERIVATIVELY OR IN ANY CAPACITY AGAINST BANK OR THE OTHER RELEASED PARTIES. FURTHERMORE, BORROWER AND EACH GUARANTOR REPRESENT AND WARRANT THAT THEY HAVE NOT ASSIGNED, AND WILL NOT HEREAFTER ASSIGN, ANY OF THEIR ALLEGED CLAIMS OR CAUSES OF ACTION, OF ANY KIND OR NATURE WHATSOEVER, AGAINST THE BANK OR THE OTHER RELEASED PARTIES TO ANY PERSON OR ENTITY, SO THAT NO OTHER PARTY IS IN A POSITION TO ASSERT ANY SUCH CLAIM OR CAUSE OF ACTION.

     3.8  Ratification of Security Documents. Borrower and each Guarantor agree
          ----------------------------------
that those certain security documents (as heretofore amended, the "Security
                                                                   --------
Documents"), which are more fully described in Exhibit A attached to that
---------
certain Master Amendment to Security Documents, dated May 16, 1995, executed by Guarantors and Borrower in favor of the Bank, are in full force and effect as of the date hereof. Borrower and each Guarantor hereby ratify the rights, titles, liens and security interests under the Security Documents existing in favor of Bank.

     3.9  Successors and Assigns.  This Amendment, the Credit Agreement and all
          ----------------------
documents executed in connection with or as security for the Credit Agreement (the "Security Documents") are binding on the Borrower's and the Bank's
      ------------------
successors and assignees. The Borrower agrees that it may not assign this Agreement without the Bank's prior consent. The Bank may sell participations in or assign this Amendment, the Credit Agreement and the Security Documents, and may exchange financial information about the Borrower with actual or potential participants or assignees, provided that such potential participants and assignees agree to keep non-public information regarding Borrower confidential. If a participation is sold or the loan is assigned, the purchaser will have the right of set-off against the Borrower.

     3.10.     Ratification of Guaranties. The Guarantors agree that that
               ---------------------------
certain Business Loan Continuing Guaranty, dated May 16, 1995 (the "Guaranty"),
                                                                    --------
executed by the Guarantors in favor of the Bank, shall remain in full force and effect and shall continue to be the legal, valid and binding obligation

FIFTH AMENDMENT-PAGE 8
of the Guarantors enforceable against Guarantors in accordance with its terms. Furthermore, the Guarantors hereby agree and acknowledge that (a) the obligations, indebtedness and liabilities arising in connection with this Agreement constitute "Debt," as such term is defined in the Guaranty, (b) as of the date hereof, the Guaranty is not subject to any claims, defenses or offsets,
(c) nothing contained in this Agreement shall adversely affect any right or remedy of Bank under the Guaranty, and (d) the execution and delivery of the Agreement shall in no way reduce, impair or discharge any obligations of the Guarantors pursuant to the Guaranty.


     IN WITNESS WHEREOF, Borrower and Bank have caused this Amendment to be duly executed as of the day and year first above written.

BANK OF AMERICA TEXAS, N.A.         STEVENS INTERNATIONAL, INC.,
                                    formerly known as Stevens Graphics
                                    Corporation



By:                                 By:
    ------------------------------
Name:                               Name:
Title:                                   ------------------------------
                                    Title:
                                          -----------------------------

     Executed for the purposes of acknowledging and agreeing to the provisions of Sections 3.6, 3.7, 3.8 and 3.9 hereof.

                                    GUARANTORS

                                    PMC LIQUIDATION, INC.
                                    formerly known as Post Machinery
                                    Company, Inc.



                                    By:

                                    Name:

                                    Title:

FIFTH AMENDMENT-PAGE 9

                                    PRINTING & PACKAGING EQUIPMENT
                                         FINANCE CORPORATION



                                    By:

                                    Name:

                                    Title:

FIFTH AMENDMENT-PAGE 10